Exhibit 99.1

Goldman Sachs                      GSAA_05_02
================================================================================

Stats
---------------------------------
Count: 2093
Schedule Balance: $499,985,960.06
AverageSched Bal: $238,884.84
GrossWAC: 6.621
NetWAC: 6.121
OTERM: 357
RTERM: 354
ATERM: 0
AGE: 3
First CAP: 1.57
Periodic CAP: 1.57
MAXRATE: 13.62
MINRATE: 6.61
MTR: 20.94
MARGIN: 5.32
OLTV: 80.75
COLTV: 91.05
FICO: 668.168

Current Rate              Percent
---------------------------------
4.001 - 4.500                0.57
4.501 - 5.000                2.71
5.001 - 5.500                4.29
5.501 - 6.000               15.62
6.001 - 6.500               22.69
6.501 - 7.000               28.11
7.001 - 7.500               13.40
7.501 - 8.000                8.58
8.001 - 8.500                2.45
8.501 - 9.000                1.23
9.001 - 9.500                0.30
9.501 - 10.000               0.05
---------------------------------
Total:                     100.00

Scheduled Balance         Percent
---------------------------------
50,000.01 - 100,000.00       1.97
100,000.01 - 150,000.00     10.95
150,000.01 - 200,000.00     14.36
200,000.01 - 250,000.00     13.81
250,000.01 - 275,000.00      7.45
275,000.01 - 350,000.00     21.93
350,000.01 - 400,000.00     12.82
400,000.01 - 450,000.00      6.66
450,000.01 - 500,000.00      4.43
500,000.01 - 550,000.00      2.12
550,000.01 - 600,000.00      1.62
600,000.01 - 750,000.00      1.69
850,000.01 - 950,000.00      0.18
---------------------------------
Total:                     100.00

Original Term             Percent
---------------------------------
300                          4.99
360                         95.01
---------------------------------
Total:                     100.00

RemTerm                   Percent
---------------------------------
295.000                      0.87
296.000                      2.03
297.000                      0.66
298.000                      0.43
299.000                      1.00
352.000                      0.08
353.000                      0.25
354.000                      0.64
355.000                      5.64
356.000                     19.86
357.000                     23.97
358.000                     20.14
359.000                     24.43
---------------------------------
Total:                     100.00

Am WAM                    Percent
---------------------------------
0 - 59                     100.00
---------------------------------
Total:                     100.00

Age                       Percent
---------------------------------
1                           25.43
2                           20.57
3                           24.64
4                           21.89
5                            6.50
6                            0.64
7                            0.25
8                            0.08
---------------------------------
Total:                     100.00

States                    Percent
---------------------------------
CA                          59.69
WA                           4.45
FL                           3.96
NV                           4.76
AZ                           3.21
CO                           2.69
MA                           2.62
OR                           1.22
GA                           1.17
MN                           1.50
Other                       14.71
---------------------------------
Total:                     100.00

Original LTV              Percent
---------------------------------
0.001 - 50.000               1.35
50.001 - 60.000              2.22
60.001 - 70.000              4.84
70.001 - 75.000              4.38
75.001 - 80.000             57.36
80.001 - 85.000              9.21
85.001 - 90.000             14.20
90.001 - 95.000              6.44
---------------------------------
Total:                     100.00

Combined LTV              Percent
---------------------------------
0.001 - 50.000               1.35
50.001 - 60.000              2.14
60.001 - 70.000              4.59
70.001 - 75.000              4.32
75.001 - 80.000              7.72
80.001 - 85.000              7.02
85.001 - 90.000             14.40
90.001 - 95.000              7.63
95.001 - 100.000            50.67
100.001 >=                   0.15
---------------------------------
Total:                     100.00

FICO                      Percent
---------------------------------
560.000 - 579.999            0.21
580.000 - 619.999           15.64
620.000 - 649.999           23.07
650.000 - 699.999           35.19
700.000 - 749.999           19.64
750.000 - 799.999            6.14
800.000 - 819.999            0.10
---------------------------------
Total:                     100.00

PMI                       Percent
---------------------------------
OLTV <= 80 - NO MI          70.16
OLTV > 80 - NO MI           29.84
---------------------------------
Total:                     100.00

Occupancy Code            Percent
---------------------------------
NON OWNER                    0.07
OWNER OCCUPIED              98.83
SECOND HOME                  1.10
---------------------------------
Total:                     100.00

Property Type             Percent
---------------------------------
2-4 FAMILY                   6.10
CONDO                       10.35
PUD ATTACHED                 2.68
PUD DETACHED                10.71
SINGLE FAMILY               70.15
---------------------------------
Total:                     100.00

Purpose                   Percent
---------------------------------
CASHOUT REFI                37.51
PURCHASE                    58.71
RATE/TERM REFI               3.79
---------------------------------
Total:                     100.00

Documentation Type        Percent
---------------------------------
FULL DOC                    39.24
LIMITED                      4.45
STATED INCOME               56.31
---------------------------------
Total:                     100.00

Interest Only             Percent
---------------------------------
Y                          100.00
---------------------------------
Total:                     100.00

Interest Only Term        Percent
---------------------------------
24.000                      90.34
36.000                       4.66
120.000                      4.99
---------------------------------
Total:                     100.00

Silent                    Percent
---------------------------------
N                           47.07
Y                           52.93
---------------------------------
Total:                     100.00

Prepay Flag               Percent
---------------------------------
N                           16.40
Y                           83.60
---------------------------------
Total:                     100.00

Prepay Term               Percent
---------------------------------
0.000                       16.40
12.000                       2.58
24.000                      77.58
36.000                       3.44
---------------------------------
Total:                     100.00

DTI                       Percent
---------------------------------
0.001 - 10.000               0.10
10.001 - 20.000              1.01
20.001 - 30.000              7.69
30.001 - 40.000             29.25
40.001 - 50.000             61.39
50.001 - 60.000              0.56
---------------------------------
Total:                     100.00

Conforming                Percent
---------------------------------
CONFORMING                  74.08
NON CONFORMING              25.92
---------------------------------
Total:                     100.00

Arm Index                 Percent
---------------------------------
1 MONTH LIBOR                4.99
6 MONTH LIBOR               95.01
---------------------------------
Total:                     100.00

Margins                   Percent
---------------------------------
<= 1.000                     0.14
1.501 - 2.000                0.08
2.501 - 3.000                1.12
3.001 - 3.500                3.46
3.501 - 4.000                0.92
4.001 - 4.500                0.30
4.501 - 5.000                0.41
5.001 - 5.500               48.15
5.501 - 6.000               45.16
6.001 - 6.500                0.14
6.501 - 7.000                0.09
7.001 >=                     0.03
---------------------------------
Total:                     100.00

First Adjustment Cap      Percent
---------------------------------
1.500                       95.01
3.000                        4.99
---------------------------------
Total:                     100.00

Periodic Cap              Percent
---------------------------------
1.500                       95.01
3.000                        4.99
---------------------------------
Total:                     100.00

Max Rate                  Percent
---------------------------------
11.501 - 12.000              5.77
12.001 - 12.500              2.14
12.501 - 13.000             15.28
13.001 - 13.500             22.69
13.501 - 14.000             28.11
14.001 - 14.500             13.40
14.501 - 15.000              8.58
15.001 >=                    4.02
---------------------------------
Total:                     100.00

Floor Rate                Percent
---------------------------------
4.001 - 4.500                1.25
4.501 - 5.000                2.46
5.001 - 5.500                3.57
5.501 - 6.000               15.91
6.001 - 6.500               22.69
6.501 - 7.000               28.11
7.001 >=                    26.01
---------------------------------
Total:                     100.00

Number of Units           Percent
---------------------------------
1                           93.90
2                            4.89
3                            1.02
4                            0.18
---------------------------------
Total:                     100.00

Product Type              Percent
---------------------------------
2 YEAR ARM                  90.34
3 YEAR ARM                   4.66
5 YEAR ARM                   4.99
---------------------------------
Total:                     100.00

Employment Flag           Percent
---------------------------------
N                           77.91
Y                           22.09
---------------------------------
Total:                     100.00

Originator                Percent
---------------------------------
NEWCENTURY                 100.00
---------------------------------
Total:                     100.00

--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

================================================================================
                               Dec 14, 2004 16:18                  Page 1  of  1

Goldman Sachs                      GSAA_05_02
================================================================================

Stats
---------------------------------
Count: 620
Schedule Balance: $125,440,464.77
AverageSched Bal: $202,323.33
GrossWAC: 6.650
NetWAC: 6.144
OTERM: 358
RTERM: 356
ATERM: 0
AGE: 3
First CAP: 1.54
Periodic CAP: 1.54
MAXRATE: 13.65
MINRATE: 6.64
MTR: 21.38
MARGIN: 5.35
OLTV: 80.46
COLTV: 92.13
FICO: 666.825

Current Rate              Percent
---------------------------------
4.001 - 4.500                0.46
4.501 - 5.000                1.36
5.001 - 5.500                3.32
5.501 - 6.000               16.28
6.001 - 6.500               20.62
6.501 - 7.000               33.07
7.001 - 7.500               12.89
7.501 - 8.000                8.99
8.001 - 8.500                1.58
8.501 - 9.000                1.22
9.001 - 9.500                0.15
9.501 - 10.000               0.05
---------------------------------
Total:                     100.00

Scheduled Balance         Percent
---------------------------------
50,000.01 - 100,000.00       2.74
100,000.01 - 150,000.00     16.88
150,000.01 - 200,000.00     19.93
200,000.01 - 250,000.00     18.53
250,000.01 - 275,000.00      9.19
275,000.01 - 350,000.00     26.40
350,000.01 - 400,000.00      5.23
400,000.01 - 450,000.00      0.32
450,000.01 - 500,000.00      0.36
500,000.01 - 550,000.00      0.42
---------------------------------
Total:                     100.00

Original Term             Percent
---------------------------------
300                          2.92
360                         97.08
---------------------------------
Total:                     100.00

RemTerm                   Percent
---------------------------------
295.000                      0.56
296.000                      1.33
298.000                      0.14
299.000                      0.89
352.000                      0.12
353.000                      0.24
354.000                      0.54
355.000                      4.02
356.000                     17.15
357.000                     25.38
358.000                     21.71
359.000                     27.93
---------------------------------
Total:                     100.00

Am WAM                    Percent
---------------------------------
0 - 59                     100.00
---------------------------------
Total:                     100.00

Age                       Percent
---------------------------------
1                           28.82
2                           21.85
3                           25.38
4                           18.48
5                            4.57
6                            0.54
7                            0.24
8                            0.12
---------------------------------
Total:                     100.00

States                    Percent
---------------------------------
CA                          52.10
WA                           6.11
AZ                           4.76
NV                           6.15
FL                           4.44
CO                           3.31
OR                           1.48
MA                           1.86
MI                           1.53
MN                           1.74
Other                       16.52
---------------------------------
Total:                     100.00

Original LTV              Percent
---------------------------------
0.001 - 50.000               1.79
50.001 - 60.000              1.73
60.001 - 70.000              4.55
70.001 - 75.000              3.72
75.001 - 80.000             62.69
80.001 - 85.000              6.57
85.001 - 90.000             14.39
90.001 - 95.000              4.57
---------------------------------
Total:                     100.00

Combined LTV              Percent
---------------------------------
0.001 - 50.000               1.79
50.001 - 60.000              1.73
60.001 - 70.000              4.32
70.001 - 75.000              3.72
75.001 - 80.000              5.23
80.001 - 85.000              5.84
85.001 - 90.000             13.95
90.001 - 95.000              5.55
95.001 - 100.000            57.27
100.001 >=                   0.61
---------------------------------
Total:                     100.00

FICO                      Percent
---------------------------------
560.000 - 579.999            0.08
580.000 - 619.999           17.47
620.000 - 649.999           24.44
650.000 - 699.999           32.57
700.000 - 749.999           20.27
750.000 - 799.999            5.17
---------------------------------
Total:                     100.00

PMI                       Percent
---------------------------------
OLTV <= 80 - NO MI          74.48
OLTV > 80 - NO MI           25.52
---------------------------------
Total:                     100.00

Occupancy Code            Percent
---------------------------------
OWNER OCCUPIED              99.10
SECOND HOME                  0.90
---------------------------------
Total:                     100.00

Property Type             Percent
---------------------------------
2-4 FAMILY                   6.96
CONDO                       11.55
PUD ATTACHED                 3.02
PUD DETACHED                11.56
SINGLE FAMILY               66.92
---------------------------------
Total:                     100.00

Purpose                   Percent
---------------------------------
CASHOUT REFI                33.96
PURCHASE                    62.53
RATE/TERM REFI               3.51
---------------------------------
Total:                     100.00

Documentation Type        Percent
---------------------------------
FULL DOC                    41.20
LIMITED                      6.53
STATED INCOME               52.27
---------------------------------
Total:                     100.00

Interest Only             Percent
---------------------------------
Y                          100.00
---------------------------------
Total:                     100.00

Interest Only Term        Percent
---------------------------------
24.000                      93.46
36.000                       3.62
120.000                      2.92
---------------------------------
Total:                     100.00

Silent                    Percent
---------------------------------
N                           40.45
Y                           59.55
---------------------------------
Total:                     100.00

Prepay Flag               Percent
---------------------------------
N                           13.69
Y                           86.31
---------------------------------
Total:                     100.00

Prepay Term               Percent
---------------------------------
0.000                       13.69
12.000                       3.34
24.000                      80.99
36.000                       1.98
---------------------------------
Total:                     100.00

DTI                       Percent
---------------------------------
0.001 - 10.000               0.26
10.001 - 20.000              1.37
20.001 - 30.000              7.79
30.001 - 40.000             32.88
40.001 - 50.000             57.25
50.001 - 60.000              0.44
---------------------------------
Total:                     100.00

Conforming                Percent
---------------------------------
CONFORMING                 100.00
---------------------------------
Total:                     100.00

Arm Index                 Percent
---------------------------------
1 MONTH LIBOR                2.92
6 MONTH LIBOR               97.08
---------------------------------
Total:                     100.00

Margins                   Percent
---------------------------------
<= 1.000                     0.16
2.501 - 3.000                0.98
3.001 - 3.500                2.11
3.501 - 4.000                0.25
4.001 - 4.500                0.30
4.501 - 5.000                0.74
5.001 - 5.500               51.60
5.501 - 6.000               43.57
6.001 - 6.500                0.29
---------------------------------
Total:                     100.00

First Adjustment Cap      Percent
---------------------------------
1.500                       97.08
3.000                        2.92
---------------------------------
Total:                     100.00

Periodic Cap              Percent
---------------------------------
1.500                       97.08
3.000                        2.92
---------------------------------
Total:                     100.00

Max Rate                  Percent
---------------------------------
11.501 - 12.000              3.40
12.001 - 12.500              2.13
12.501 - 13.000             15.89
13.001 - 13.500             20.62
13.501 - 14.000             33.07
14.001 - 14.500             12.89
14.501 - 15.000              8.99
15.001 >=                    3.00
---------------------------------
Total:                     100.00

Floor Rate                Percent
---------------------------------
4.001 - 4.500                1.06
4.501 - 5.000                1.31
5.001 - 5.500                2.77
5.501 - 6.000               16.28
6.001 - 6.500               20.62
6.501 - 7.000               33.07
7.001 >=                    24.88
---------------------------------
Total:                     100.00

Number of Units           Percent
---------------------------------
1                           93.04
2                            5.57
3                            1.38
---------------------------------
Total:                     100.00

Product Type              Percent
---------------------------------
2 YEAR ARM                  93.46
3 YEAR ARM                   3.62
5 YEAR ARM                   2.92
---------------------------------
Total:                     100.00

Employment Flag           Percent
---------------------------------
N                           81.16
Y                           18.84
---------------------------------
Total:                     100.00

Originator                Percent
---------------------------------
NEWCENTURY                 100.00
---------------------------------
Total:                     100.00

--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

================================================================================
                               Jan 10, 2005 18:03                  Page 1  of  1

Goldman Sachs                      GSAA_05_02
================================================================================

Stats
---------------------------------
Count: 1473
Schedule Balance: $374,545,495.29
AverageSched Bal: $254,273.93
GrossWAC: 6.612
NetWAC: 6.106
OTERM: 357
RTERM: 354
ATERM: 0
AGE: 3
First CAP: 1.59
Periodic CAP: 1.59
MAXRATE: 13.61
MINRATE: 6.60
MTR: 20.80
MARGIN: 5.31
OLTV: 80.84
COLTV: 90.69
FICO: 668.618

Current Rate              Percent
---------------------------------
4.001 - 4.500                0.61
4.501 - 5.000                3.16
5.001 - 5.500                4.61
5.501 - 6.000               15.40
6.001 - 6.500               23.39
6.501 - 7.000               26.44
7.001 - 7.500               13.57
7.501 - 8.000                8.45
8.001 - 8.500                2.74
8.501 - 9.000                1.23
9.001 - 9.500                0.35
9.501 - 10.000               0.04
---------------------------------
Total:                     100.00

Scheduled Balance         Percent
---------------------------------
50,000.01 - 100,000.00       1.71
100,000.01 - 150,000.00      8.97
150,000.01 - 200,000.00     12.49
200,000.01 - 250,000.00     12.23
250,000.01 - 275,000.00      6.86
275,000.01 - 350,000.00     20.44
350,000.01 - 400,000.00     15.36
400,000.01 - 450,000.00      8.78
450,000.01 - 500,000.00      5.80
500,000.01 - 550,000.00      2.69
550,000.01 - 600,000.00      2.17
600,000.01 - 750,000.00      2.25
850,000.01 - 950,000.00      0.24
---------------------------------
Total:                     100.00

Original Term             Percent
---------------------------------
300                          5.69
360                         94.31
---------------------------------
Total:                     100.00

RemTerm                   Percent
---------------------------------
295.000                      0.97
296.000                      2.27
297.000                      0.89
298.000                      0.53
299.000                      1.03
352.000                      0.07
353.000                      0.26
354.000                      0.67
355.000                      6.18
356.000                     20.76
357.000                     23.50
358.000                     19.61
359.000                     23.26
---------------------------------
Total:                     100.00

Am WAM                    Percent
---------------------------------
0 - 59                     100.00
---------------------------------
Total:                     100.00

Age                       Percent
---------------------------------
1                           24.30
2                           20.14
3                           24.39
4                           23.03
5                            7.15
6                            0.67
7                            0.26
8                            0.07
---------------------------------
Total:                     100.00

States                    Percent
---------------------------------
CA                          62.24
FL                           3.80
WA                           3.90
NV                           4.29
AZ                           2.69
CO                           2.49
MA                           2.88
GA                           1.17
OR                           1.14
MN                           1.42
Other                       13.98
---------------------------------
Total:                     100.00

Original LTV              Percent
---------------------------------
0.001 - 50.000               1.21
50.001 - 60.000              2.39
60.001 - 70.000              4.93
70.001 - 75.000              4.61
75.001 - 80.000             55.58
80.001 - 85.000             10.09
85.001 - 90.000             14.14
90.001 - 95.000              7.06
---------------------------------
Total:                     100.00

Combined LTV              Percent
---------------------------------
0.001 - 50.000               1.21
50.001 - 60.000              2.28
60.001 - 70.000              4.69
70.001 - 75.000              4.52
75.001 - 80.000              8.55
80.001 - 85.000              7.41
85.001 - 90.000             14.55
90.001 - 95.000              8.33
95.001 - 100.000            48.46
---------------------------------
Total:                     100.00

FICO                      Percent
---------------------------------
560.000 - 579.999            0.25
580.000 - 619.999           15.03
620.000 - 649.999           22.61
650.000 - 699.999           36.07
700.000 - 749.999           19.43
750.000 - 799.999            6.47
800.000 - 819.999            0.13
---------------------------------
Total:                     100.00

PMI                       Percent
---------------------------------
OLTV <= 80 - NO MI          68.71
OLTV > 80 - NO MI           31.29
---------------------------------
Total:                     100.00

Occupancy Code            Percent
---------------------------------
NON OWNER                    0.10
OWNER OCCUPIED              98.73
SECOND HOME                  1.17
---------------------------------
Total:                     100.00

Property Type             Percent
---------------------------------
2-4 FAMILY                   5.81
CONDO                        9.95
PUD ATTACHED                 2.57
PUD DETACHED                10.43
SINGLE FAMILY               71.24
---------------------------------
Total:                     100.00

Purpose                   Percent
---------------------------------
CASHOUT REFI                38.70
PURCHASE                    57.43
RATE/TERM REFI               3.88
---------------------------------
Total:                     100.00

Documentation Type        Percent
---------------------------------
FULL DOC                    38.58
LIMITED                      3.75
STATED INCOME               57.67
---------------------------------
Total:                     100.00

Interest Only             Percent
---------------------------------
Y                          100.00
---------------------------------
Total:                     100.00

Interest Only Term        Percent
---------------------------------
24.000                      89.30
36.000                       5.01
120.000                      5.69
---------------------------------
Total:                     100.00

Silent                    Percent
---------------------------------
N                           49.29
Y                           50.71
---------------------------------
Total:                     100.00

Prepay Flag               Percent
---------------------------------
N                           17.31
Y                           82.69
---------------------------------
Total:                     100.00

Prepay Term               Percent
---------------------------------
0.000                       17.31
12.000                       2.32
24.000                      76.44
36.000                       3.93
---------------------------------
Total:                     100.00

DTI                       Percent
---------------------------------
0.001 - 10.000               0.05
10.001 - 20.000              0.89
20.001 - 30.000              7.65
30.001 - 40.000             28.03
40.001 - 50.000             62.77
50.001 - 60.000              0.60
---------------------------------
Total:                     100.00

Conforming                Percent
---------------------------------
CONFORMING                  65.40
NON CONFORMING              34.60
---------------------------------
Total:                     100.00

Arm Index                 Percent
---------------------------------
1 MONTH LIBOR                5.69
6 MONTH LIBOR               94.31
---------------------------------
Total:                     100.00

Margins                   Percent
---------------------------------
<= 1.000                     0.13
1.501 - 2.000                0.11
2.501 - 3.000                1.17
3.001 - 3.500                3.91
3.501 - 4.000                1.14
4.001 - 4.500                0.30
4.501 - 5.000                0.30
5.001 - 5.500               47.00
5.501 - 6.000               45.70
6.001 - 6.500                0.10
6.501 - 7.000                0.12
7.001 >=                     0.04
---------------------------------
Total:                     100.00

First Adjustment Cap      Percent
---------------------------------
1.500                       94.31
3.000                        5.69
---------------------------------
Total:                     100.00

Periodic Cap              Percent
---------------------------------
1.500                       94.31
3.000                        5.69
---------------------------------
Total:                     100.00

Max Rate                  Percent
---------------------------------
11.501 - 12.000              6.56
12.001 - 12.500              2.15
12.501 - 13.000             15.07
13.001 - 13.500             23.39
13.501 - 14.000             26.44
14.001 - 14.500             13.57
14.501 - 15.000              8.45
15.001 >=                    4.36
---------------------------------
Total:                     100.00

Floor Rate                Percent
---------------------------------
4.001 - 4.500                1.31
4.501 - 5.000                2.84
5.001 - 5.500                3.84
5.501 - 6.000               15.78
6.001 - 6.500               23.39
6.501 - 7.000               26.44
7.001 >=                    26.38
---------------------------------
Total:                     100.00

Number of Units           Percent
---------------------------------
1                           94.19
2                            4.66
3                            0.90
4                            0.25
---------------------------------
Total:                     100.00

Product Type              Percent
---------------------------------
2 YEAR ARM                  89.30
3 YEAR ARM                   5.01
5 YEAR ARM                   5.69
---------------------------------
Total:                     100.00

Employment Flag           Percent
---------------------------------
N                           76.82
Y                           23.18
---------------------------------
Total:                     100.00

Originator                Percent
---------------------------------
NEWCENTURY                 100.00
---------------------------------
Total:                     100.00

--------------------------------------------------------------------------------
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================================================================================
                               Jan 10, 2005 18:02                  Page 1  of  1

Deal                               GSAA-05-02
 Date                      January 11th, 2005
 Deal Size                    $374,545,495.29
Other DEAL INFO
---------------
Lead                       Goldman Sachs
Originator[s]              New Century
Servicer[s]                New Century
Raters                     Moody, S&P
POOL SUMMARY DATA
-----------------
Agency Conforming                      65.40%
Non Conforming                         34.60%
Prefunding (if any)
No of Loans                              1473
Average Loan Size                 $254,273.93
WAC                                     6.612
WA LTV                                 80.842
% First Lien                          100.00%
% Owner Occ                            98.73%
% Purchase                             57.43%
% Cash out                             38.70%
% Full Doc                              38.58
% Reduced/Limited Doc                    3.75
% Stated Income                         57.67
% No docs                                   0
WA FICO                               668.618
FICO Range                 566 - 808
Mortgage Indices
----------------
Floating Rate Mortgages
Fixed Rate
2/28 Float                               89.3
3/27 Float                               5.01
5/25 Float                               5.69
IO Mortgages                             100%
LOAN SIZE
---------
Loans < 100k                            1.58%
Loans < 75k                             0.10%
Loans > 350k                           37.29%
Loans > 500k                            7.35%
Loans > 750k                            0.24%
Income Strats
-------------
Average DTI                            41.158
DTI 40-45%                              27.84
DTI 45-50%                              34.93
DTI 50-55%                               0.53
DTI > 55%                                0.07
GEOGRAPHIC
----------
California                              62.24
North California                        26.92
South California                        35.32
Florida                                   3.8
Illinois                                 0.89
Michigan                                 0.78
Texas                                    0.74
Colorado                                 2.49
New York                                 1.86
New Jersey                               1.93
Virginia                                 1.82
Washington                                3.9
Mass                                     2.88
Property Type
-------------
Single Prop                             71.24
PUD                                        13
2-4 Family                               5.81
Condo                                    9.95
MH
FICO
----
Fico < 600                              4.39%
Fico < 580                              0.25%
Fico < 560                                 0%
Below 520                                  0%
521 - 540                                   0
541 - 560                                   0
561 - 580                                0.25
581 - 600                                4.14
601- 620                                10.89
621 - 640                               14.61
641 - 660                               16.34
661 - 680                               16.87
681 - 700                               10.87
701-720                                   9.5
721 - 740                                7.36
Above 740                                9.17
LTV
---
<=50                                     1.21
50.01-55                                 0.93
55.01-60                                 1.45
60.01-65                                  1.1
65.01-70                                 3.83
70.01-75                                 4.61
75.01-80                                55.58
80.01-85                                10.09
85.01-90                                14.14
90.01-95                                 7.06
95.01-100
> 100%                                  0.00%
> 80%                                  31.29%
> 90%                                   7.06%

Average Seasoning                        2.72
% > 3 months                           31.17%
mortgage insurance if any                   0
MI providers                                0
excess spread - ave 1st yr
DELINQUENCIES
-------------
30-59 day past                          0.10%